Exhibit 10.12

                     STOCK RESTRICTIONS AND PLEDGE AGREEMENT


         This Stock Restrictions and Pledge Agreement (this "AGREEMENT") is made as of this ___ day of _______, 199_, by and among [insert name of Optometric professional corporation] a corporation duly organized and existing under the laws of (the "PC"), [insert name of stockholder] (the "STOCKHOLDER") and [insert name of management company] a Delaware corporation ("MC").

         WHEREAS, the Stockholder is the holder of all of the issued and outstanding capital stock of the PC;

         WHEREAS, MC has entered into a Management Agreement dated as of ________, 199__ (as amended, the "MANAGEMENT AGREEMENT") with the PC, pursuant to which the PC has appointed MC to be its sole and exclusive business manager and administrator of all business and administrative functions and services associated with the PC's provision of Optometric Services (as defined therein);

         WHEREAS, the Stockholder may transfer his stock in the PC only to those eligible to hold such stock pursuant to the provisions of applicable law, the PC's Articles of Organization and the PC's By-Laws;

         WHEREAS, the PC desires to provide for the orderly continuation of its business and affairs in the event of the death of the Stockholder, his disqualification to practice optometry in the State of ________, the cessation of his employment by MC, the occurrence of certain other circumstances including any other event or condition which might result in or, under applicable law, require the transfer of his stock; and

         WHEREAS, the Stockholder desires to determine prospectively the conditions and terms under which his shares in the PC shall be sold or otherwise transferred.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. PURCHASE AND SALE. As hereinafter set forth, an Eligible Person (as hereinafter defined) shall purchase and the Stockholder (or, if applicable, his estate or personal representative or, in the case of an impermissible transferee, such purported transferee) shall sell and transfer to the Eligible Person, all of the Stockholder's shares of stock in the PC upon the occurrence of any one or more of the following events or conditions (each, an "EVENT"):

                  A.       the death or disability of the Stockholder;

                  B. the Stockholder's disqualification to practice optometry in the Commonwealth of Massachusetts or any other event or circumstance the effect of which is to cause the Stockholder to cease being an Eligible Person;



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                  C.       the transfer, by operation of law or otherwise, of
         the Stockholder's shares of stock in the PC to a person who is not an Eligible Person;

                  D. the termination of the Stockholder's employment by the PC or by MC;

                  E. the occurrence of any other event or the existence of any other condition which, in the reasonable opinion of MC (in its capacity as exclusive business manager and administrator of the PC), impairs or renders less-than-optimal MC's business management and administration of all of the business and administrative functions and services of the PC; or

                  F. the occurrence of any other event or the existence of any other condition which might require or otherwise result in the sale or transfer by the Stockholder (or his estate or personal representative) of the Stockholder's shares of stock in the PC.

                  The Stockholder or his personal representative shall notify MC within ten (10) days of the occurrence of any Event. If any Event occurs, the Stockholder's shares of stock in the PC shall be offered to an Eligible Person designated by MC, which Eligible Person shall purchase the shares from the Stockholder (or his estate, personal representative or purported transferee, as the case may be). In the event that MC shall fail to designate an Eligible Person to purchase the shares within sixty (60) days of the later of the occurrence of an Event and MC's notification thereof, the PC shall repurchase the shares. The price to be paid to and to be accepted by the Stockholder (or his estate, personal representative or purported transferee, as the case may be) as payment in full for the Stockholder's shares of stock in the PC shall be the fair market value of such shares, as computed in accordance with Section 2 of this Agreement. For purposes of this Agreement, "Eligible Person" shall mean an individual who (i) is duly licensed to practice optometry or ophthalmology in the Commonwealth of Massachusetts or such other state or territory of the United States or the District of Columbia as may be permitted under applicable laws, rules and regulations as in effect from time to time and, (ii) in the case of any holder of shares of the PC other than the Stockholder, shall have been approved by MC.

         2. PURCHASE PRICE. Unless and until changed as provided hereinafter, it is agreed that, for the purpose of determining the purchase price to be paid for the interest of the Stockholder, the "fair market value" of each share of stock shall mean the book value per share outstanding as appearing upon the books of the PC according to the balance sheet of the PC as of the last day of the month preceding the date of the Event giving rise to the sale, as adjusted as hereinafter set forth. Shares of stock held in the treasury of the PC shall not be considered as shares outstanding. Such balance sheet shall be prepared and certified by the independent accountant serving as auditor of the PC. Such accountant shall compute the book value per share from such balance sheet and such computation shall be final and binding upon the parties


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as to such book value. Such balance sheet shall be prepared in accordance with generally accepted accounting principles, subject, however, to the following:

                  A. Property subject to depreciation or amortization shall be valued at depreciated or amortized book value as of the date of the balance sheet. The depreciation and amortization rates and methods in current use by the PC shall be followed in determining the amount of such depreciation or amortization.

                  B. Real estate taxes and taxes based on tangible personal property shall be prorated for the current year. If the amount of such taxes is not known, they shall be computed on the basis of the last known tax rate and assessment, so far as available.

                  C.       All taxes other than those included in subparagraph
         B. above shall be computed as though the PC's current tax year had ended on the date of the balance sheet.

                  D. No allowance shall be made for the value of goodwill, trademarks, copyrights, licenses, agencies, patents, contracts, employment agreements, or the value of any lease-hold interests.

                  E. Investments in securities having an established market value shall be valued at the market price as of the date of the balance sheet or if such date is not a business day, as of the last preceding business day.

                  F. Investments in securities having no established market value and not representing 100% ownership shall be valued at the book value thereof determined for the latest audited balance sheet of the corporation issuing such securities.

                  G. In any determination of value made after the death of the Stockholder, the value of any insurance proceeds paid or payable to the PC shall not be taken into account.

         3. METHOD OF PAYMENT.

                  A. An amount equal to the purchase price per share (as determined in accordance with Section 2) multiplied by the number of shares of capital stock of the PC to be purchased hereunder (the "PURCHASE PRICE") shall be paid to the Stockholder (or the Stockholder's estate or purported transferee, as the case may be) within sixty (60) days following the later of the date upon which the Event requiring purchase of the shares shall have occurred and MC's notification thereof. The purchaser shall pay such Purchase Price wholly in cash, wholly by delivery of its promissory note, or partly in cash and partly by


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

         delivery of its promissory note, as the purchaser shall elect. In the event that the purchaser shall elect to pay the Purchase Price in whole or in part by delivery of its promissory note, such note shall bear interest at a rate equal to the prime interest rate then prevailing at Bank of Boston, computed as of the date of the Event requiring purchase, and shall be fully amortized in equal monthly payments including interest over a three (3) year period, with the right of the purchaser to prepay at any time without premium or penalty.

                  B. Upon the payment to the Stockholder (or to the Stockholder's estate, personal representative or purported transferee, as the case may be) of the Purchase Price for the Stockholder's shares of capital stock of the PC, the Stockholder (or the Stockholder's personal representative or purported transferee) shall promptly cause the delivery to the purchaser of the certificate or certificates representing such shares duly endorsed for transfer to the purchaser or accompanied by one or more separate stock powers duly executed by the Stockholder (or the Stockholder's personal representative or purported transferee) and shall take all such further action as may then be necessary in order to effect the valid transfer of such shares, provided that such shares shall continue to be subject to the provisions of this Agreement. For the purpose of this Section 3.B, payment shall mean payment of cash or delivery of the purchaser's promissory note or both, as the case may be.

         4. RESTRICTIONS ON TRANSFERS; COMPLIANCE WITH AGREEMENT.

                  A. The Stockholder agrees not to transfer, assign, hypothecate or in any way alienate any of his shares of stock of the PC or any right or interest therein, except as provided in this Agreement.

                  B. Each certificate representing shares of capital stock of the PC held by the Stockholder shall bear a legend indicating that such shares are subject to the restrictions upon transfer and other covenants contained in this Agreement.


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

                  C. In the event that the Stockholder (or, if deceased, the personal representative of the Stockholder) shall neglect or refuse to comply with the provisions of this Agreement, the shares of stock held by such person shall, so long as such neglect or refusal shall continue, have no voting power and shall not be entitled to any dividends.

                  D. Any transfer or other disposition of shares of capital stock of the PC by the Stockholder (or his estate or personal representative) other than in accordance with this Agreement shall be null and void and shall not be recognized upon the books of the PC. If the transfer to the Eligible Person designated by MC or the repurchase by the PC of any shares of the PC is not completed within the prescribed time period, the PC may cancel such shares and the holder thereof shall have no further interest or rights of a shareholder of the PC other than the right to receive the Purchase Price therefor, as computed in accordance with Sections 2 and 3 of this Agreement. In the event that the


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

         Stockholder (or, if deceased, the personal representative of the Stockholder) shall fail to deliver the stock certificate(s) and stock power(s) as provided in Section 3.B within five (5) days after payment of the Purchase Price for the shares represented by such certificate(s), the PC may cancel such shares or take such other steps as the PC reasonably deems necessary to effect on the books of the PC the transfer of the shares to the Eligible Person designated by MC or the redemption by the PC of such shares, as the case may be.

                  E. The provisions of this Agreement shall not be deemed to have been waived or discharged by any transfer of shares of capital stock of the PC made in compliance herewith and any such shares held by any holder subsequent to such transfer shall be subject in every respect to the provisions of this Agreement. Any transfer of stock is subject to the security interest created by Section 5 of this Agreement.

         5. GRANT OF SECURITY INTEREST. To induce MC to enter into the Management Agreement, and as security for the prompt payment, performance and observance by the PC of all of its obligations, debts and covenants now existing or hereafter arising thereunder (the "SECURED OBLIGATIONS"), the Stockholder hereby pledges and hypothecates to MC, and grants to MC a security interest in, the following property (the "PLEDGED SECURITIES"):

                  A. all shares of stock and other forms of ownership interest and the certificates or other instruments or documents evidencing the Stockholder's ownership in the PC (the "INITIAL PLEDGED SECURITIES");

                  B. any additional shares of stock and other forms of ownership interest of the PC which may at any time hereafter be acquired by the Stockholder and the certificates or other instruments or documents evidencing same; and

                  C. all dividends, distributions and monies paid or distributed in respect of or in exchange for, and all proceeds of, any or all of the foregoing.

         6. DELIVERY OF CERTIFICATES AND INSTRUMENTS. The Stockholder shall deliver to MC:

                  A. the original certificates or other instruments or documents evidencing the Initial Pledged Securities concurrently with the execution and delivery of this Agreement; and

                  B. the original certificates or other instruments or documents evidencing all other Pledged Securities promptly and, in any event, within three days after the Stockholder's receipt thereof.


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

         All Pledged Securities which are certificated securities shall be in registered form.

         7. OPTION TO PURCHASE. The Stockholder hereby grants to MC the option to designate an Eligible Person to purchase up to 100% of the Stockholder's shares in the PC at a purchase price computed in accordance with Section 2 and payable in accordance with Section 3 of this Agreement.

         8. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Stockholder represents, warrants and covenants that:

                  A. the Initial Pledged Securities are, and all other Pledged Securities hereafter delivered to MC will be, owned by the Stockholder free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except as created by this Agreement;

                  B. the Stockholder shall not sell, transfer, assign, pledge or grant a security interest in the Pledged Securities to any person other than as permitted by this Agreement;

                  C. the Pledged Securities consisting of shares of stock constitute, and during the term of the Management Agreement will continue to constitute, 100% of the outstanding shares of capital stock of the PC; and

                  D. no consent of any other person and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental instrumentality is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

         9. VOTING RIGHTS AND CERTAIN PAYMENTS PRIOR TO DEFAULT. So long as there shall exist no condition, event or act which constitutes, or with notice or lapse of time or both would constitute, a default by the PC or the Stockholder hereunder or a default by the PC under the Management Agreement, the Stockholder shall be entitled:

                  A. to exercise, as the Stockholder shall think fit, but in a manner not inconsistent with the terms hereof or of the Management Agreement, the voting power with respect to the Pledged Securities; and

                  B. to receive and retain for his own account any and all dividends (other than stock or liquidating dividends) and interest at any time and from time to time declared or paid upon any of the Pledged Securities.

         As used in this Agreement, a "default" shall be deemed to have occurred in the event that (i) the Stockholder shall fail to perform on a timely basis any of his obligations or shall


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

breach any of his covenants hereunder in any material respect, (ii) the PC shall fail to perform on a timely basis any of its obligations hereunder or under the Management Agreement or breach any of its covenants hereunder or under the Management Agreement in any material respect or (iii) any representation or warranty made by the Stockholder or the PC hereunder or, in the case of the PC, under the Management Agreement, shall be discovered by MC to have been false or misleading in any material respect when made.

         10. VOTING RIGHTS AND CERTAIN PAYMENTS AFTER DEFAULT. So long as there shall exist a condition, event or act which constitutes, or with notice or lapse of time or both would constitute, a default by the PC or Stockholder hereunder or a default by the PC under the Management Agreement, MC shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as additional collateral hereunder or, at MC's option, for application to the Secured Obligations, any and all dividends and interest at any time and from time to time declared or paid upon any of the Pledged Securities.

         11. EXTRAORDINARY PAYMENTS AND DISTRIBUTIONS. In the event that, upon the dissolution or liquidation (in whole or in part) of the PC, any sum is paid as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities, then such sum shall be paid over to MC promptly, and in any event within three (3) days after receipt thereof, to be held by MC as additional collateral to secure full payment of the Secured Obligations in accordance with the terms of the Management Agreement. In case any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of the PC, or to the merger or consolidation of the PC, with or into another corporation, the shares, obligations or other property so distributed shall be delivered to MC promptly, and in any event within three days after receipt thereof, to be held by MC as additional collateral hereunder, and all of the same (other than cash which shall be held as cash collateral or applied as set forth in Section 12 hereof) shall constitute Pledged Securities for all purposes hereof.

         12. APPLICATION OF CASH COLLATERAL. Any cash received and retained by MC as additional collateral hereunder pursuant to the foregoing provisions may at any time and from time to time be applied (in whole or in part) by MC, at its option, to the payment of the Secured Obligations.

         13. REMEDIES UPON DEFAULT.

                  A. If a default by the PC or the Stockholder shall occur hereunder or a default by the PC shall occur under the Management Agreement, MC, without


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

         obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any of the Pledged Securities, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which the Pledged Securities or any of them may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith MC may bid at any such sale for its own account and MC may grant options, the Stockholder hereby waiving and releasing any and all equity or right of redemption. If any of the Pledged Securities are sold by MC upon credit or for future delivery, MC shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, MC may resell such Pledged Securities. In no event shall the Stockholder be credited with any part of the proceeds of sale of any Pledged Securities until cash payment thereof has actually been received by MC.

                  B. No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Securities which threatens to decline speedily in value; or otherwise MC shall give the Stockholder at least ten (10) days' prior notice sent by ordinary mail of the time and place of any sale and of the time after which any private sale or other disposition is to be made, which notice the Stockholder agrees is reasonable, all other demands, advertisements and notices being hereby waived. MC shall not be obligated to make any sale of Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale may have been given. MC may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

                  C. The remedies provided herein in favor of MC shall not be deemed exclusive, but shall be cumulative.

         14. CARE OF PLEDGED SECURITIES. MC shall have no duty as to the collection or protection of the Pledged Securities or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in its possession.

         15. POWER OF ATTORNEY. The Stockholder hereby appoints MC as its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which MC may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, MC shall have the right and power to (a) receive, endorse and collect all checks and other orders for the payment of money made payable to the Stockholder representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same, and (b) to execute endorsements, assignments or other instruments of conveyance or


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

transfer with respect to all or any of the Pledged Securities. The power of attorney granted hereunder is coupled with an interest and is irrevocable.

         16. TERMINATION OF AGREEMENT. This Agreement shall terminate on the earlier of:

                  A.       Upon the written agreement of the parties hereto; and


                  B. Upon the termination of the Management Agreement and satisfaction in full of all of the PC's obligations thereunder.

         17. MISCELLANEOUS.

                  A. FURTHER ASSURANCES. The Stockholder shall, upon request of MC, duly execute and deliver, or cause to be duly executed and delivered, to MC such further instruments and take and cause to be taken such further actions as may be necessary or proper in the reasonable opinion of MC to carry out more effectively the provisions and purposes of this Agreement. The other parties hereto agree to perform such further acts and to execute and deliver such further documents as may be reasonably necessary to carry out the provisions of this Agreement.

                  B. NOTICES. Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service or by telecopy and shall be given to the respective party to whom such notice relates at such party's last known address as recorded in the records of the PC, or such other address or telecopy number as such party may hereafter specify. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, (ii) if given by registered or certified mail, 72 hours after such communication is deposited with the post office, addressed as aforesaid, or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in accordance with this Section.

                  C. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

                  D. NO WAIVER. No act, omission or delay by MC or course of dealing between MC and the Stockholder shall constitute a waiver of the rights and remedies of MC hereunder. No single or partial waiver by MC of any default hereunder, under the Management Agreement or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Stockholder hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Secured Obligations or Pledged Securities, and all other notices and demands whatsoever (except as expressly provided herein).

                  E. AMENDMENTS AND WAIVERS. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto.

                  F. BENEFIT OF AGREEMENT; CONTINUING SECURITY INTEREST. This Agreement shall be binding upon the parties hereto, their respective heirs, executors, administrators, successors and assigns, and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. This Agreement shall create a continuing security interest in the Pledged Securities which shall remain in full force and effect until termination of the Management Agreement and satisfaction in full of all of the PC's obligations thereunder.

                  G. SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect. If the provisions of this Agreement governing the transferability of the Stockholder's shares of capital stock in the PC shall be deemed unenforceable, then the provisions of Article IV of the PC's By-Laws shall instead govern the transferability of such shares.

                  H. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

                  I. ACKNOWLEDGMENT OF RECEIPT. The Stockholder acknowledges receipt of a copy of the Management Agreement.


                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties to this Agreement have caused the same to be duly executed as of the date first written above.


                                        [____________________]



                                        BY:
                                            ---------------------------------
                                        Name:
                                        Title: President



                                                 [____________________]



                                        BY:
                                            ---------------------------------
                                        Name:  William T. Sullivan
                                        Title: President


                                            ---------------------------------
                                              [Insert name of shareholder]

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